Impaired Loans (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Impaired Loans:
Impaired loans without a valuation allowance	$ 759	$ 1,445
Impaired loans with a valuation allowance	4,071	2,144
Total impaired loans	4,830	3,589
Allowance for loan losses on impaired loans at period End	849	936
Total nonaccrual loans	3,181	3,401
Past due 90 days or more and still accruing	159	158
Average investment in impaired loans	$ 4,007	$ 2,979